UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 May 19, 2005 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                    1-10233                  95-3917584
----------------------------       -------------           -------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)




                     10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California                  90024
               ------------------------------------------       ----------
               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code (310) 689-1610


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS.

Response to Motion for a Protective Order and Petition for Confirmation of Arbitration Award.

On May 23, 2005 Magnetek filed a Response to the Petition for Confirmation of Arbitration Award filed by Ole K. Nilssen et al on May 19, 2005 in the United States District Court for the Northern District of Illinois (see 8-K, ITEM 2.04
- TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBIGATION OR AN OBLIGATION UNDER AN OFF - BALANCE SHEET ARRANGEMENT - filed by Magnetek on May 20, 2005). In its response Magnetek opposes the Petition for Confirmation of the Award on grounds that the Federal Court does not have subject matter jurisdiction to enter a judgment, contests the Arbitration Award on legal and factual grounds, and petitions the Court for an Order vacating the Arbitration Award.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   MAGNETEK, INC.




                                                   By: /s/ David Reiland
                                                       -------------------------
                                                       David Reiland
                                                       Executive Vice President
                                                       & Chief Financial Officer
May 25, 2005